UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2021

Commission File Number
001-34581

Kraton Corporation

(Exact name of registrant as specified in its charter)

Delaware	20-0411521
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

15710 John F. Kennedy Blvd., Suite 300

Houston, TX 77032

(Address of principal executive offices, including zip code)

281-504-4700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.01	KRA	New York Stock Exchange

Item 5.07. Submission of Matters to a Vote of Security Holders.

On December 9, 2021, Kraton Corporation (“Kraton”) held a special meeting of the stockholders of Kraton (the “Special Meeting”), at which stockholders of Kraton overwhelmingly (i) approved and adopted the Agreement and Plan of Merger, dated as of September 27, 2021 (the “Merger Agreement”) by and between DL Chemical Co., Ltd (“Parent”), DLC US Holdings, Inc., DLC US, Inc. (“Merger Subsidiary”) and Kraton, under which Merger Subsidiary will merge with and into Kraton with Kraton surviving the Merger as an indirect, wholly-owned, subsidiary of Parent (the “Merger”) and (ii) approved, by a non-binding, advisory vote, the compensation arrangements that will or may become payable to Kraton’s named executive officers in connection with the Merger.

At the Special Meeting, holders of 23,153,426 shares of Kraton common stock, par value $0.01 (“Kraton common stock”), which represents approximately 72.02% of the shares of Kraton common stock outstanding and entitled to vote as of 3:00 p.m., central time, on November 4, 2021, the record date, were represented in person or by proxy.

The specific voting results for the proposals, each of which is described in greater detail in Kraton’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on November 4, 2021, follow below:

Proposal 1. To approve and adopt the Merger Agreement.

For	Against	Abstain	Broker Non-Votes
23,107,665	5,702	40,059	0

Proposal 2. To approve, by a non-binding, advisory vote, the compensation arrangements that will or may become payable to Kraton’s named executive officers in connection with the Merger.

For	Against	Abstain	Broker Non-Votes
21,412,382	992,451	748,593	0

Since there were sufficient votes at the Special Meeting to adopt and approve the Merger Agreement, stockholders of Kraton were not asked to vote with respect to the proposal to adjourn the Special Meeting from time to time to a later date or time, if necessary or appropriate, to solicit additional proxies to vote in favor of the proposal to adopt the Merger Agreement.

Item 8.01. Other Events.

Special Meeting Voting Results

On December 9, 2021, Kraton issued a press release announcing the voting results of the Special Meeting. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated into this Item 8.01 by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1 Press Release of Kraton Corporation, dated December 9, 2021.

Exhibit 104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KRATON CORPORATION

Date: December 9, 2021	/s/ James L. Simmons
James L. Simmons
Senior Vice President and General Counsel